EXHIBIT 10.6

LEASE

PRESENT when the Common Seal of                    /s/ [signature appears here]
                                                   ----------------------------
LOGITECH IRELAND LIMITED                           Director


                                                   /s/ [signature appears here]
was affixed hereto:-                               ----------------------------
                                                   Director


PRESENT when the Common Seal                       /s/ James N. Chiavetta
of OGDEN ATLANTIC DESIGN (EUROPE) LIMITED          ----------------------------
was affixed hereto:-                               Director


                                                   /s/ [signature appears here]
                                                   ----------------------------
                                                   Director

                        Dated _____ day of ______ 1995


                        LOGITECH IRELAND LIMITED

                        TO

                        OGDEN ATLANTIC DESIGN (EUROPE) LIMITED


                        LEASE


                        MATHESON ORMSBY PRENTICE
                        Solicitors
                        3 Burlington Road
                        Dublin 4

                                 LAND REGISTRY


COUNTY Cork                           FOLIO  45419F

THIS LEASE made the 9th day of May One Thousand Nine Hundred Ninety Five BETWEEN Logitech Ireland Limited having its registered office at Cork Technology Park, Model Farm Road, Cork (hereinafter called "the Landlord") of the One Part and Ogden Atlantic Design (Europe) Limited having its registered office at 2 Harbourmaster Place Custom House Dock, Dublin 1 (hereinafter called "the Tenant") of the Other Part.

WITNESSETH as follows:

A In this Lease unless the context otherwise requires the following expressions have the meaning assigned to them respectively that is to say:

     "The Landlord" shall include the owner from time to time of the immediate reversion of the premises hereby demised expectant on the expiration or earlier determination of the term hereby granted.

     "The Tenant" shall include the Tenant's successors in title and permitted assigns.

     "The demised premises" means the premises hereby demised by the Landlord to the Tenant

     (as more particularly described in the first schedule hereto) and where the context so admits include all easements rights and privileges appurtenant thereto and all buildings thereon to include the fixtures fittings and rights hereby demised and the roof and exterior walls and a moiety divided medially of all party walls.

     "Insured risks" means all or any loss or damage or prospective loss or damage by fire waters flooding storm tempest lighting explosion earthquake impact aircraft and articles dropped therefrom and such further risks or perils to or in connection with the demised premises and the fixtures and fittings thereof and such fees expenses charges and monies of and incidental to the rebuilding reinstatement or loss (whether total or otherwise) of the demised premises or any part thereof as the Landlord may from time to time reasonably deem it desirable to insure against including (but not by way of exception):-

     (i) Loss of rent from time to time payable out of the demised premises for three years or such longer period as the Landlord may from time to time reasonably deem to be necessary

     (ii) all expenditure or anticipated expenditure in the demolition and clearance of the demised premises and Value Added Tax thereon (if any)

     (iii) all stamp duties, Value Added Tax and other taxes or duties exigible on any Building or like Contract as may be entered into relative to the reconstruction reinstatement or repair of the demised premises resulting from the destruction loss or damage thereof or thereto from any of the risks or perils aforesaid;

     (iv) a sum equivalent to 15% of the full replacement and reinstatement value of the demised premises in respect of Architects' Quantity Surveyor's Engineers' and other professional and Consultancy fees (and Value Added Tax thereon)

     (v) Property owners and other liability of the Landlord arising out of or in relation to the demised premises.

     "The Town Planning Acts" shall be deemed to include the Local Government (Planning and Development) Acts 1963 to 1990 and any Act or Acts for the time being in force amending extending or replacing the same and any Order Regulations or Directions issued under or by virtue of the said Acts or any Act for the time being in force amending or replacing the same and includes all Building Bye Laws Regulations (or any Act for the time being in force amending extending or replacing the same)

     Words importing the masculine gender only include the feminine gender.

     Words importing the singular number only include the plural number and vice versa and where there are two or more persons included in the expressions the Landlord or the Tenant covenants expressed to be made by "The Landlord" or "The Tenant" shall be deemed to be made by such persons jointly and severally.

     Any notice required or authorised to be served by this Lease shall be sufficiently served in manner provided by Section 67 of the Conveyancing Act of 1881.

     All notices, requests, demands and other communications under this Lease shall be in writing and shall be deemed to have been given if hand delivered or mailed certified mail, return receipt requested, or by overnight courier service: -

     (a)  If to the Tenant            OGDEN ATLANTIC (EUROPE) LIMITED
                                      5601 Wilkinson Boulevard
                                      Charlotte, North Carolina 28208
                                      Attention: James N Chiavetta, President.

     (b)  With a copy to              ODGEN SERVICES CO
                                      Two Pennsylvania Plaza
                                      New York, New York 10121
                                      Attention: General Counsel

     (c)  If to the Landlord          LOGITECH INC
                                      6505 Kaiser Drive
                                      Fremont, California 94555
                                      Attention:

     (d)  With a copy to Manager - Ireland
                        Logitech Ireland Services Limited
                        Cork Technology Park
                        Model Farm Road
                        Cork

     All notices delivered by hand shall be effective upon delivery and all notices mailed certified mail, return receipt requested, or by overnight courier service shall be effective when received, as indicated on the return receipt.

     The section headings shall not affect the construction of these presents.

B All rights of entry exercisable hereunder by the Landlord shall extend to and include the architects engineers surveyors servants contractors agents licensees and employees (collectively the Landlord's appointees) of the Landlord, save in the case of emergency such rights of entry shall only be exercised after giving the Tenant 48 hours notice in writing and the Landlord and/or the Landlord's appointees must be escorted by a nominee of the Tenant (if practical) when exercising all rights of entry.

C In consideration of the rent and the other payments and the covenants on the part of the Tenant hereinafter reserved and contained the Landlord hereby demises unto the Tenant ALL THAT the demised premises EXCEPTING AND RESERVING as specified in the Second Schedule hereto together with the rights specified in the Third Schedule hereto and subject also to a lease granted in favour of E.S.B. in respect of the sub-station on the demised premises shown coloured blue on Plan 1 annexed hereto including a right of way thereto coloured green on the said Plan TO HOLD the demised premises subject as aforesaid unto the Tenant for the term of 9 years and 11 months
                                                       ------------------------
     from the 9th day of  May 19 1995. YIELDING AND PAYING therefor and thereout
     --------------------------------
     during each year of the first five years of the said term the yearly rent of the Irish Pound equivalent of US $ 225,000 to be calculated on a monthly basis as hereinafter provided and thereafter during each of the successive periods of five years of which the first shall begin on the 9th day of May 2000 a rent equal to (a) the rent payable hereunder during the preceding period or (b) such revised rent as may from time to time be ascertained in accordance with the provisions in that behalf contained in the Fourth Schedule hereto (whichever shall be the greater) AND the rent in respect of each year of the said term is to be paid by monthly payments in advance on the first day of each month of the Irish Pound equivalent of US$ 18,750 as
         -------------------------------------------------------------------
     calculated by reference to the exchange rate as published in the Wall Street Journal on the day before the first day of each month of the term, the first payment of such rent to be made on the execution hereof and shall be in respect of the period from the 9th day of May 1995 to the 30th day of May 1995 and all such rents to be payable by Banker's Order or otherwise as the Landlord shall from time to time direct.

D    THE Tenant HEREBY COVENANTS with the Landlord as follows:

TO PAY RENT
-----------

(1) To pay to the Landlord during the continuance of this demise without any deduction or set off the said yearly rent hereby reserved and made payable at the times and in the manner aforesaid

TO PAY RATES
------------

(2) To pay and discharge all existing and future rates taxes duties charges assessments impositions and outgoings whatsoever (whether parliamentary municipal parochial local or of any other description) which are now or may at any time hereafter be assessed charged or imposed upon or payable in respect of the demised premises or any rent issuing thereout or assessed charged or imposed upon or payable by the Owner Landlord Tenant or Occupier in respect thereof except Landlord's Income and Capital Taxes arising from its interest in the demised premises.

TO CONTRIBUTE TO INSURANCE PREMIUMS
-----------------------------------

(3) To pay to the Landlord on demand all moneys which the Landlord shall from time to time pay by way of premium for keeping insured the demised premises from and against loss or damage by or otherwise in connection with the Insured Risks or any of them.

(4) To pay to the Landlord annually on demand the entire of all sums which the Landlord shall pay or expend under Lease dated 3 July 1990 between IDA and the Landlord (The IDA

     Lease) each year in contributing to the cost and expense of all necessary maintenance, repair and upkeep (and operating cost where applicable) of access roads, footpaths, common areas, drainage and water services and public lighting.

(5) To discharge all electricity, gas, heating, air conditioning, telephone and all other such charges incurred in respect of the demised premises and further to discharge all costs incurred in providing canteen facilities, office cleaning and internal security.

INTEREST ON PAYMENTS IN ARREAR
------------------------------

(6) If the Tenant shall fail to pay the rent hereinbefore reserved or any other sum or sums payable hereunder within 21 days of the day and in the manner herein prescribed for payment of same such unpaid sums shall bear interest from and including the 21st day after the day or days on which same shall have become due to the date of actual payment at the DIBOR Rate in the Republic of Ireland at the date when such sum or sums become due plus three per cent or if there shall be no such rate the corresponding or nearest appropriate rate thereto.

TO COMPLY WITH NOTICES
----------------------

(7)  A.   At the Tenant's own expense to comply with every notice order requisition direction or other thing given made or issued by a competent authority affecting the demised premises for which the Tenant shall be liable and have notice of whether the same is addressed to or served upon the owner landlord lessee Tenant or occupier or any other person whatsoever and deliver to the Landlord a copy of every notice order requisition direction or other thing given made or issued by a competent authority affecting the demised premises as soon as practicable after the Tenant becomes aware thereof.

B. Clause (7) shall not apply to any statutory notice requiring the temporary first floor over the IQC Room situated in the demised premises and the two storey engineering office above the software duplication area of the demised premises to comply with such notice. In the event of such notice being served on the Tenant the Tenant should immediately forward the notice to the Landlord who shall within a reasonable time period carry out any necessary works.

TO COMPLY WITH ENACTMENTS
-------------------------

(8)  A.   At the Tenant's own expense to execute all works and to provide and maintain all arrangements which by or under any Act of Parliament or of the Oireachtas already passed or any Act of the Oireachtas which may hereafter be passed or Law of the European Community now or hereafter to be passed and any instrument directive regulation or bye-law made thereunder which has force in the state or by any Government Department Local Authority or other Public Authority or duly authorised Officer or Court of competent jurisdiction acting under or in pursuance of any enactment or otherwise are or may be directed or required to be executed provided or maintained at any time during this demise upon or in respect of the demised premises or any part thereof or in respect of the user thereof and not to do or omit or suffer to be done or omitted in or about the demised premises any act or thing by reason of which the Landlord or the Tenant may under any enactment incur or become liable to pay any penalty damages compensation costs charges or expenses and to indemnify and keep indemnified the Landlord against all or any claims demands and liability in respect thereof.

     B. Clause (8)A shall not apply to the temporary first floor over the IQC room situated in the demised premises and the two storey engineering office above the software duplication area of the demised premises.

TO REPAIR AND PAINT INTERIOR AND EXTERIOR
-----------------------------------------

(9) (a) Well and substantially to repair cleanse maintain amend and keep the demised premises and all buildings which may at any time during the said term be erected on and all additions made to the demised premises and the fixtures therein and the walls, half of any party walls, fences roads sewers drains water mains fire mains hydrants and appurtenances thereof with all necessary reparations cleansing and amendments whatsoever.

     (b) To paint the outside wood iron and other work of the demised premises and all new buildings which may at any time during the said term be erected on and all additions to the demised premises previously or usually painted or which ought to be painted with two coats at least of good oil and white lead paint in a proper and workmanlike manner once in every three years of the said term and also during the last year thereof (however determined) and at the same time with every such painting to make good the rough cast or stucco work where necessary.

     (c) To paint all the inside wood iron and other work previously or usually painted or which ought to be painted of the demised premises and all new buildings which may at any time during the said term be erected on and all additions to the demised premises with two coats at least of good oil and white lead paint in a proper and workmanlike manner once in every five years of the said term and also during the last year thereof (however determined) and at the same time with every such painting to paper whitewash distemper colour and decorate the parts of the interior of the demised premises and new buildings and additions previously or usually or which ought to be done.

NOT TO OVERLOAD
---------------

(10) (i) Not to install or suffer to be installed any machinery on the demised premises which shall be unreasonably noisy or cause unreasonable vibration or which shall be either dangerous or a nuisance to the Landlord or to adjoining owners or occupiers or to any other party or the neighbourhood.

     (ii) Not to place or permit to be placed anything whatsoever on the roof of the demised premises or any part thereof nor to overload any floor area of the demised premises nor to suspend heavy objects from the ceilings or walls thereof. The Tenant shall seek professional advice at the Tenants own expense to ensure that there shall not be an infringement of this covenant.

CONVEYANCING ACT NOTICES
------------------------

(11) To pay all expenses (including Solicitors' costs and Surveyors' fee) which may be incurred by the Landlord incidental to the preparation and service of a notice under Section 14 of the Conveyancing and Law of Property Act 1881 or any Act or Acts amending or extending the same notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court or in the preparation and service of any notices under clause (11) hereunder.

RIGHT OF ENTRY
--------------

(12) To permit the Landlord or the Landlord's Agents at any time or times after due notice in writing except in cases of emergency to enter and examine the demised premises to ensure that nothing has been done therein that constitutes a breach of any of the covenants herein contained and also to examine the state and condition of the demised premises and the Tenant will remedy repair and make good all breaches and defects of which notice in writing shall be given by the Landlord to the Tenant which in the reasonable opinion of the Landlord is in need of remedy, repair or making good and which the Tenant shall be liable to remedy repair or make good under the covenants herein contained within three calendar months after the giving of such notice and in case the Tenant shall make default in so doing it shall be lawful (but not obligatory) for the Landlord to enter upon the demised premises and to repair cleanse maintain and amend the same accordingly and all expenses incurred thereby (including Surveyor's and other professional fees) shall on demand be paid by the Tenant to the Landlord and if not so paid be recoverable by the Landlord as liquidated damages and the Tenant hereby irrevocably appoints the Landlord to be the agent of the Tenant throughout the said term for the purpose of entering on inspecting and viewing the condition of any parts of the demised premises not at the time of such inspection in the occupation of the Tenant.

TO PERMIT VIEWING
-----------------

(13) (a) To permit the Landlord during the six calendar months immediately preceding the expiration or sooner determination of the said term to affix and retain without interference upon any part of the demised premises a notice for re-letting or selling the same and to permit all persons with written authority from the Landlord or from the Landlord's agent at reasonable times of the day to enter upon and view the demised premises.

     (b) At all convenient hours in the daytime on twenty four hours' notice being given to permit all prospective purchasers or dealers in the reversionary interest of the Landlord by order in writing of the Landlord or his Agents to view the demised premises without interruption but so that no undue interference is caused to the business of the Tenant.

NO ALTERATIONS
--------------

(14) Not without the consent in writing of the Landlord or the Landlords Agent which shall not be unreasonably withheld or delayed first obtained nor except in accordance with plans and specifications previously submitted to and approved by the landlord nor except to the satisfaction of the Landlord to erect or suffer to be erected any new building, erection, wall, fencing or railing on the demised premises or make any alterations or additions whatsoever either externally or internally in or to the demised premises or any building or erection which may be erected thereon.

RESTRICTIONS OF USE
-------------------

(15) Not without the consent in writing of the Landlord which shall not be unreasonably withheld or delayed to use or suffer the demised premises or any part thereof to be used for residential purposes nor for public charitable or institutional purposes nor for any illegal or immoral purpose and not to use the demised premises save in accordance with plans accepted by the Industrial Development Agency and not to use the areas referred to in the Third Schedule hereto for storage of goods or any materials equipment plant bins crates cartons boxes or receptacles for waste or other item which is or is likely to be unclean, unsightly or in any way detrimental to the amenity of the area and adjoining premises.

TO COMPLY WITH PLANNING
-----------------------

(16) (a) Not without the consent in writing of the Landlord which shall not be unreasonably withheld or delayed to carry out or suffer to be carried out in or over or under the demised premises any development as defined by Section 3 of the Local Government (Planning and Development) Act, 1963 or by any act amending or extending the same.

     (b) Not to do or omit or suffer to be done or omitted anything on the demised premises the doing or omission of which shall be a contravention of the Town Planning Acts and to comply with any notice in relation to the demised premises lawfully served by any Planning Authority under the said Acts and to indemnify the Landlord against all liability in respect thereof.

     (c) To give notice forthwith to the Landlord of any notice order or proposal for a notice or order served on the Tenant under The Town Planning Acts and if so required by the Landlord to produce the same and at the request of the Landlord and at the cost of the Tenant to make or join in making such objections or representations in respect of any such notice order or proposal as the landlord may require.

     (d) On the request in writing of the Landlord or his Agent forthwith to pull down and remove any building erection alteration or addition erected placed or made in breach of any of the foregoing covenants and if any portion of the demised premises has been altered pulled down or removed in breach of any of the foregoing covenants upon such request in writing as herein provided forthwith to amend restore replace or rebuild the demised premises according to the original plans and elevations thereof.

NOT TO VITIATE INSURANCE
------------------------

(17) (a) Not to carry on or suffer upon the demised premises any trade or occupation in such a manner as or do or suffer any thing which may make void or voidable any policy of insurance effected pursuant to this lease or which may render any increased premium to be payable for the insurance thereof or the rent thereout and to repay to the Landlord on demand all sums incurred by way of increased premiums and all expenses suffered by the Landlord in consequence of the breach of provisions contained in this sub-clause.

     (b) In the event of the demised premises or any part thereof being destroyed or damaged by any of the perils in respect of which the Landlord shall pursuant to the terms hereof have covenanted to effect insurance to give notice thereof to the landlord as soon as such destruction or damage shall come to notice of the Tenant.

     (c) In the event of the demised premises or any part thereof being destroyed or damaged by any of the risks in respect of which the Landlord pursuant to the terms hereof shall have effected insurance at anytime during the term hereby created and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant then and in every such case the Tenant will forthwith (in addition to the said rent) pay to the Landlord the whole or (as the case may require) a fair proportion of the cost of completely rebuilding and reinstating the same and any other premises in respect of which the Landlords insurance shall be vitiated by the act or default of the Tenant.

FACTORIES ACT
-------------

(18) So long as and as often as the demised premises or any part thereof shall be used for the purpose of a factory (as defined by Section 3 of the Factories Act 1955) to comply with all requirements of the Factories Act 1955 and of any Act or Acts amending the same and of any rules or regulations made or to be made thereunder and to indemnify the Landlord against all liability in respect of any contraventions of any such requirements. provided that the Tenant shall not be liable in respect of any non-compliance with the said Act arising out of the condition of the demised premises on or up to the date hereof.

NO NUISANCE
-----------

(19) Not to do or suffer to be done upon the demised premises any act or thing which shall be or become a nuisance damage danger annoyance or inconvenience to the Landlord or any of the Landlord's Tenants or any of the occupiers of any of the adjoining or neighbouring premises or the neighbourhood and to pay all costs charges and expenses incurred by the Landlord in abating any nuisance on the demised premises PROVIDED HOWEVER that this covenant shall not apply to the temporary first floor over, the IQC Room situated in the demised premises and the two storey engineering office above the software duplication area.

NO AUCTIONS
-----------

(20) Not without the consent in writing of the Landlord to hold or suffer to be held upon the demised premises any sale by auction.

NO DANGEROUS SUBSTANCES
-----------------------

(21) Not without the consent in writing of the Landlord to keep or suffer to be kept on the demised premises any material of a dangerous combustible or offensive nature or the keeping of which may at law constitute a nuisance or require a licence of some local or public or is other authority.

NOT TO BLOCK UP
---------------

(22) (a) Not to stop up or obstruct or permit or suffer to be stopped up or obstructed or to suffer oil grease or other deleterious matters or substances to enter the drains sewers gutters pipes channels and watercourses of the demised premises and in the event of the same becoming stopped up or obstructed to pay to the Landlord on demand such amount as its Surveyor may determine in respect of any costs incurred by the landlord in the clearing of the same.

     (b) Not to discharge or allow to be discharged any noxious gases or vapours from the demised premises or any solid matter from the demised premises into the drains or sewers as aforesaid nor to discharge or allow to be discharged therein any fluid of a poisonous or noxious nature.

     (c) Not to discharge or permit to be discharged any effluent into the surface water drainage system.

NOT TO ASSIGN
-------------

(23) (a) Not to assign underlet or part with or share the possession control or occupation of part only of the demised premises provided however that this prohibition shall not apply to the sub-lease of part of the demised premises to Logitech Ireland Limited and to Logitech Ireland Services Limited.

     (b) Not to assign underlet or part with or share the possession control or occupation of the whole of the demised premises without the consent in writing of the Landlord first obtained which consent shall not be unreasonably withheld in the case of a respectable and responsible assignee or underlessee of good financial standing proof of which is to be furnished to the Landlord and who is an assignee involved in manufacturing of a scale and nature satisfactory to the IDA PROVIDED
                                                                      --------
          ALWAYS that the demised premises shall not be underlet otherwise than
          ------
          upon the covenants and conditions herein contained including provision for Rent Review at the same times and in the matter herein provided and before granting such consent the Landlord shall be entitled to be furnished by the Tenant with particulars of the proposed assignment or underletting and the Tenant shall pay the Landlord's reasonable legal costs and other expenses for every such consent and upon any assignment to obtain if the Landlord shall so require an acceptable guarantor or guarantors for any assignee and a direct covenant by the assignee with the Landlord to observe and perform the covenants and conditions of this Lease and on the grant of any underlease out of this Lease to obtain (i) an unqualified covenant on the part of the underlessee that the underlessee will not assign underlet or part with the possession of part only of the demised premises and (ii) a covenant on the part of the underlessee that the underlessee will not assign underlet or part with or share possession of the whole of the demised premises without obtaining the previous written consent of the landlord under this present Lease (such consent not to be unreasonably withheld as aforesaid) and to provide in such underlease that any sub-underleases granted out of such underlease whether immediate or mediate shall contain similar covenants.

     (c) Within one calendar month after the execution of any assignment transfer underlease or the devolution of the demised premises to give notice in writing with particulars to the Landlord's Solicitors, Matheson Ormsby Prentice Solicitors or such other solicitors as may be notified, and to produce to them with such notice such assignment or transfer or the counterpart of such underlease or the probate or letters of administration or other instrument under which such devolution arises and leave the same with them for the period of fourteen days for registration and pay to them a reasonable fee for the registration of each such deed or document.

TO PAY STAMP DUTY
-----------------

(24) To pay the Stamp Duty upon this Lease and Counterpart thereof.

TO PAY VALUE ADDED TAX
----------------------

(25) To pay to the Landlord on demand any Valued Added Tax (if any) (or any tax of a similar nature that may be substituted for it or levied in addition to
     it) arising on the creation of this Lease or chargeable in respect of any payment made by the Tenant under any of the provisions of or in connection with this Lease.

GENERAL INDEMNITY
-----------------

(26) To take out and maintain at all times during the term hereby granted a Policy of Insurance covering Public liability in respect of and covering the liability of the Landlord and its Agents and the Tenant in respect of the demised premises in an amount of not less than IRE (Pounds)1,000,000.00 (One Million Pounds) to be adjusted from time to time as the Landlord deems necessary and to produce said Certificate of Insurance and the receipt for payment of the last premium thereon to the Landlord on demand and to indemnify and keep indemnified the Landlord against all and any actions expenses costs claims damages and other liabilities whatsoever in respect of the injury or death of any person or damage to any property arising out of the negligence or default of the Tenant and in particular without prejudice to the generality of the foregoing arising directly or indirectly out of:-

     (a)  The state of repair or condition of the demised premises.

     (b) The making or execution of any alternation to the demised premises or the state of repair or condition of such alternation.

     (c)  The user of the demised premises.

     (d) Any work carried out or in the course of being carried out to the demised premises.

     (e) Anything now or hereinafter attached to or projecting from the demised premises.

     (f) Any other cause whatever arising out of the negligence or default of the Tenant.

FIRE PRECAUTIONS
----------------

(27) A. At all times during the said term to comply with all recommendations or requirements of the appropriate authority and the insurers of the Landlord whether notified or directed to the Landlord or the Tenant (who shall notify expeditiously the other) in relation to fire precautions and to indemnify the Landlord against any costs or expenses in complying with any such requirements or recommendations and not to obstruct the access to or means of working any apparatus and appliances for the time being installed in the demised premises.

     B. Clause (27)A shall not apply to any statutory notice requiring the temporary first floor over the IQC Room situated in the demised premises and the two storey engineering office above the software duplication area of the demised premises to comply with such notice. In the event of such notice being served on the Tenant the Tenant shall immediately forward the notice to the Landlord who shall within a reasonable time period carry out any necessary works.

TO YIELD UP
-----------

(28) To yield up unto the Landlord at the expiration or sooner determination of the said term together with all the keys thereof so painted repaired cleansed maintained amended and kept as aforesaid the demised premises and all new buildings erected thereon and all additions and improvements made thereto in the meantime and all fixtures of every kind in or upon the demised premises or which during the same term may be affixed or fastened to or upon the same except Tenant's or trade fixtures.

(29) A. Not to discharge omit spill or otherwise cause to pass into the Environment any pollutant or hazardous substance. In this clause, Environment means the Environment generally including all of its physical and ecological aspects including, without limitation, air (including without limitation that within buildings or natural or manmade structures above or below ground); water (including without limitation the open sea, coastal or inland waters and ground waters, drains and sewers); land (including without limitation the sea bed or river bed under any water as described above, surface land and sub-surface land).

     B. To obtain any Environmental Licence necessary for the conduct of its operations within the demised premises. In this clause, Environmental Licence means any governmental, statutory, local authority or other licence, approval, consent, permit or authorization of whatever kind, relating to environmental law.

     C. To comply with any notice from any local authority or other official agency requiring compliance under any environmental law regarding any damage caused by it to the Environment or any breach of environmental law or of any Environmental Licence and to forward a copy of any such notice to the Landlord. The Tenant shall pay any increased insurance premium that may be payable by the Landlord where such increase arises as a result of the issue of such notice.

     D. The Tenant shall indemnify the Landlord against all and any actions, expenses, costs, claims, damages and other liabilities whatsoever in respect of the injury or death of any person or damage to any property howsoever arising out of the breach of this clause.

     E. Provided that the Tenant shall not have to comply with any such notice or pay any such increased premium in the event of the Tenant taking legal proceedings to challenge the validity of such notice. Should such legal proceedings be unsuccessful the Tenant shall comply with the aforesaid notice. The Tenant shall indemnify the Landlord against any costs which the Landlord may incur arising out of the institution of any such proceedings.

     F. Provided that the Tenant shall not be liable in respect of injury or death of any person or damage to any property arising out of the wave soldering process carried out by the Landlord at the demised properties which process involves the use of flux and thinners, to clean oxides from printed circuit boards and the generation of waste which is stored in 40 gallon drums.

E.   TENANT'S OPTION TO DETERMINE
     ----------------------------

     1 If the Tenant shall have given to the Landlord not less than nine months prior notice in writing of its intention to terminate this Lease the Tenant may at any time after the expiration of the fifth year of the term hereby granted terminate this Lease PROVIDED THAT:-

          (a) The Tenant shall have surrendered and delivered up possession to the

               Landlord of the entire of the demised premises together with all the Lessor's fixtures and fittings therein on or before the expiration of the said notice.

          (b) The Tenant shall without delay upon being requested by the Lessor in that behalf execute and deliver to the Lessor all such documentation as may reasonably be required by the Landlord with a view to implementing and perfecting the documentation to be effected, and

          (c) The acceptance by the Landlord of any such surrender shall be without prejudice to any claim by it against the Lessee or by the Tenant against it in respect of any antecedent breach of covenant condition or stipulation herein contained.

     (2) If the Tenant shall give notice of its desire to determine as aforesaid then the Landlord shall be permitted during the 9 months preceding the expiration of such notice to affix and retain without interference upon any part of the property suitable for the purpose a notice for the disposal by way of sale, letting or otherwise of the property and persons with written authority form and accompanied by the Landlord or its Agents shall be permitted on giving forty eight hours notice to the Tenant, at all reasonable times to view the property, escorted by a nominee of the Tenant if practical:

     (3)  In all respects time shall be deemed of the essence of this clause.

F.   THE LANDLORD HEREBY COVENANTS with the Tenant:-
     -----------------------------

TO INSURE
---------

1.   A.   Subject to the Landlord being able to effect insurance against any one or more of the Insured Risks and subject to reimbursement of the appropriate insurance premium as herein provided to insure and keep insured (unless such Insurance shall be vitiated by the act or default of the Tenant) against loss or damage by or from the Insured Risks under a Policy or Policies of Insurance effected with an Insurance Office or Offices of repute in the name of the Landlord the demised premises and every part of same in the full replacement and reinstatement value thereof such value to be determined (in accordance with the meaning herein assigned to the expression "Insured Risks") from time to time by the Surveyor for the Landlord and to produce to the Tenant copy of the policy and a copy of the receipt for payment of the last premium thereunder.

          PROVIDED ALWAYS that if the Tenant is of the opinion that the full
          ---------------
          replacement and re-instatement value as determined by the landlord's Surveyor is too low the Tenant shall be entitled to serve notice on the Landlord that it requires the full replacement and re-instatement value to be increased and the Landlord shall on receipt of such notice and subject to the Landlord being able to effect insurance in the said amount and subject to reimbursement of the appropriate insurance premium as herein provided increase the insurance to the said full replacement and re-instatement value as notified by the Tenant.

     B. In the event that the Landlord changes the Policy of Insurance referred to above details shall be forwarded to the Tenant.

TO REINSTATE
------------

2. In case the demised premises or any part thereof shall be destroyed or damaged by fire or from any of the Insured Risks then unless the relevant policy shall have been vitiated or rendered less than fully effective by any act, neglect, default or omission on the part of the Tenant (subject to the Landlord obtaining Planning Permission and Building Bye Law Approval and all other necessary pertinent licences and approvals) to reinstate the demised premises substantially in accordance with its existing plan and elevation and as often as shall happen to lay out all monies received in respect of such insurance as aforesaid as soon as practicable in or upon rebuilding, repairing or reinstating the demised premises in a good and substantial manner and the Landlord shall be required to make up any deficiency out of its own monies and the Landlord shall not call upon the Tenant to make up any such deficiency out of the Tenant's own monies PROVIDED ALWAYS that in the event of the Landlord being unable to reinstate the demised premises substantially in accordance with its existing plan and elevation due to refusal of planning or other approvals consents or licences the Tenant agrees to surrender this Lease without fine or other compensation when called upon by the Landlord to do so whereupon the said Insurance monies shall belong absolutely to the Landlord PROVIDED FURTHER that for the purposes of this Lease the Tenant hereby absolutely waives and abandons its rights

     (if any) to surrender this Lease under the provisions of Section 40 of the Landlord and Tenant Law Amendment Ireland 1860 Act or otherwise.

SUSPENSION OF RENT
------------------

3.   A.   If the demised premises or any part thereof shall at any time be destroyed or so damaged by fire or any other of the Insured Risks as to be unfit for occupation or use and the relative Policy or Policies of Insurance effected by the Landlord shall not have been vitiated or payment of the Policy monies refused in whole or in part in consequence of any act neglect or default on the part of the Tenant or any party claiming through or under it then and in such case the Rent hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the demised premises shall again have been rendered fit for occupation and use or for a period of three years from the date of such destruction or damage whichever shall be the shorter and in the determination of such proportion or period of the Certificate of the Surveyor to be appointed on the application of either party by the Chairman of the Chartered Surveyors in Ireland be final conclusive and binding upon and between the parties hereto.

     B.   PROVIDED HOWEVER that the Tenant shall be permitted to surrender the
          ----------------
          Lease if the demised premises shall not have been rendered fit for occupation and use within a period of 3 years from the date of such destruction or damage and upon the Tenant giving to the Landlord written notice of its intention so to surrender, this Lease shall be at an end and of no further force or effect but without prejudice to the rights of either party arising in respect of any antecedent breach of covenant or condition on the part of the other.

4. THAT the Tenant paying the rent hereby reserved and performing and observing the several covenants conditions and agreements herein contained and on the Tenant's part to be paid performed and observed shall and may peaceably and quietly hold and enjoy the demised premises during the term hereby granted without any lawful interruption or disturbance from or by the Landlord or any person claiming under or in trust for the Landlord.

5. The Landlord hereby agrees to indemnify the Tenant against all and any actions, expenses, costs, claims, damages and other liabilities whatsoever in respect of the injury or death of any person or damage to any property arising out of the construction of the temporary first floor over the IQC Room situated in the demised premises and the two storey engineering office above the software duplication area of the demised premises and arising out of the fact that such areas do not comply with the necessary regulations PROVIDED HOWEVER that this indemnity shall immediately terminate upon the production by the Tenant of a Fire Safety Certificate under the Building Regulations confirming rectification of the aforesaid.

G. FORFEITURE
   ----------

     PROVIDED ALWAYS and it is hereby agreed that if the rent hereby reserved or
     ---------------
     any part thereof shall at any time be in arrear and unpaid for twenty one days after it becomes due

     (whether legally demanded or not) or if the Tenant shall go into liquidation (not being a voluntary liquidation for the purpose only of reconstruction) or if the Tenant being an individual shall become bankrupt or make any arrangement or composition with his or her Creditors or if the Tenant being a partnership limited or otherwise, upon dissolution of that partnership or if any covenant condition or agreement on the part of the Tenant herein contained shall be not performed or observed then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised in that behalf into or upon the demised premises or any part thereof in the name of the whole to re-enter and the demised premises to hold and enjoy thenceforth as if these presents had not been made but without prejudice to any rights of action or remedy of the Landlord in respect of any antecedent breach by the Tenant of any of the stipulations herein contained and on the happening of any of the said events it shall also be lawful for the Landlord to determine this demise by giving to the Tenant on leaving for it at the demised premises or sending by registered post to its place of business last known a Notice to Quit and deliver up possession of the demised premises within fourteen days of the service of the said Notice to Quit the said Notice expiring on any day not necessarily a gale day and any day of the week and upon the expiration of such Notice the tenancy hereby created shall be deemed to have been duly determined by such Notice to Quit and the Landlord shall thereupon be entitled to possession of the demised premises as of its former estate and as if the tenancy hereby created had never existed.

          In the event that any of the aforesaid events should occur, the Tenant shall be obliged to continue to pay all rents, rates and other charges payable under the terms of this Lease for the residue of the term herein. Under landlord's general legal obligations, the landlord will be obligated to mitigate its damages and thereby offset Tenant's continuing obligation to pay rents, rates and other charges set forth herein. However, Tenant and Landlord agree that, during the four-year period following commencement of this Lease, Landlord's obligation to mitigate damages shall be satisfied if it uses its best efforts and best endeavors to procure a new tenant involved in manufacturing of a scale and nature satisfactory to the IDA.

H    (1)  In the event of a dispute between the parties hereto arising out of the terms of this Lease the matter shall be referred to an Arbitrator to be nominated as provided for in the Fourth Schedule herein.

     (2) All such Arbitrations as aforesaid shall be conducted in accordance with the provisions set forth in the Arbitration Acts 1954 and 1980 or in any Act or Statutory Rule or Order extending amending modifying or replacing the same and for the time being in force.

(I) It is hereby acknowledged by the Landlord that the IDA have covenanted in the IDA Lease with the Landlord to construct and maintain in good order repair and condition the roads and footpaths coloured yellow on Plan I annexed hereto and to maintain the sewers, drains and watermains (outside the perimeter of the demised premises) which serve the demised premises unless and until the same have been taken in charge by the Local Authority and in the event that the IDA fails to comply with the said covenant the Landlord shall use its best endeavours to ensure compliance provided that if proceedings are instituted to enforce compliance, the cost of such proceedings would be shared between the Landlord and the Tenant in proportion to the respective values of their interests in the demised premises.

AND IT IS HEREBY CERTIFIED that the transaction hereby effected does not form
--------------------------
part of a larger transaction or of a series of transactions in respect of which the amount or value or the aggregate amount or value of the consideration (other than rent) exceeds (Pounds)5,000.

AND IT IS HEREBY FURTHER CERTIFIED that the property hereby demised is property
----------------------------------
situate in the County Borough of Cork

AND IT IS HEREBY AGREED by the Landlord and the Tenant that the provisions of
-----------------------
this Lease shall be construed in accordance with the laws of Ireland.

AND the Landlord hereby assents to the registration of this Lease as a burden on
---
the lands comprised in folio 45419F of the Register County Cork

IN WITNESS whereof the parties hereto have hereunto caused their respective
----------
Common Seals to be affixed hereto the day and year first herein written.

                                FIRST SCHEDULE
                                --------------

ALL THAT the premises and lands situate at Cork Business and Technology Park, Model Farm Road in the County of Cork as shown edged with a red verge line on Plan 1 annexed hereto being part of the lands comprised in folio 45419F of the Register County of Cork with the factory premises thereon as shown on Plan 2 annexed hereto.

                                SECOND SCHEDULE
                                ---------------

                         (Exceptions and Reservations)

Excepting and reserving unto the Landlord:-

1 All mines and minerals in or upon the demised premises with full powers of working and taking the same.

2 The full free and uninterrupted passage and running of water and soil gas electricity telephone and other services or supply through the sewers drains mains pipes wires cables watercourses conduits and subways which are now or may be laid down in upon or under the demised premises to and from any adjoining or adjacent land and premises with power for the Landlord:

     (a) to enter upon the demised premises and to construct and lay therein and thereunder sewers drains mains pipes wires cables watercourses conduits and subways and to connect the same doing as little damage as is reasonably possible to the demised premises.

     (b) to enter upon the demised premises for the purpose of cleaning repairing altering replacing and renewing the said sewers drains mains pipes wires cables watercourses conduits and subways.

3 All rights of light or air now subsisting or which might (but for this exception or reservation) be acquired over any such adjoining or adjacent land to the intent that the Landlord may construct or reconstruct any buildings or installations on such adjoining or adjacent land in such manner as the Landlord may consider fit notwithstanding any interference thereby occasioned to the access of light or air to the demised premises.

4 The full and free right to support for the time being enjoyed by buildings and premises adjoining or adjacent to the demised premises.

5 The full and free right and liberty to enter upon the demised premises at all reasonable times in order to build thereon or on or into any dividing boundary or party walls or fences on the demised premises subject to all damage thereby occasioned being made good with all convenient speed by the person or persons exercising such right.

6 A right in common with Landlord its Tenants licensees servants and agents to park motor vehicles on the area set aside for car parking.

7 All other easements or rights in the nature of easements or quasi-easements now or hereafter enjoyed by property adjoining or adjacent to the demised premises.

                                THIRD SCHEDULE
                                --------------

The following easements rights and privileges are for the benefit of the Tenant its successors and assigns the owners and occupiers for the time being of the lands hereby demised or any part thereof its and their respective under-Tenants and servants agents licensees and invitees in common with all other persons having the like right that is to say:-

A A right of way in common with the Landlord its Tenants licensees servants and agents and with all other persons entitled thereto at all times and for all purposes to pass and repass with or without vehicles over and along the lands coloured yellow on Plan 1 hereto annexed.


PROVIDED ALWAYS that in exercise the foregoing rights the Tenant shall at no time cause or permit to be caused any obstruction to the exercise of such rights by other persons entitled the place or permit to be placed on the said lands coloured yellow on Plan 1 annexed hereto and area set aside for car parking anything whatsoever save as hereinbefore provided.

                                FOURTH SCHEDULE
                                ---------------

                        PROVISIONS AS TO RENT REVISIONS
                        -------------------------------

1 The revised rent referred to in the within Lease in respect of any of the periods therein mentioned may be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) be determined not earlier than the date of commencement of such period ("the Review Date") by an Arbitrator such Arbitrator to be nominated (in the absence of agreement between the parties) upon the application (made not more than three calendar months before or at any time after the Review Date) of either the landlord or the Tenant by the Chairman (or other officer endowed with the functions of such Chairman) of

     (i)  The Society of Chartered Surveyors in the Republic of Ireland or,

     (ii) such Body of Professional Surveyors or Valuers as (in the event of such Society not then being in existence) shall for the time being have undertaken in the Republic of Ireland the functions (in the activity of property valuation) currently performed by such Society or (should the Chairman or other officer as aforesaid be unwilling or unable to make the nomination) by the next senior officer of such Society or

          Body who is willing and able to make the nomination or (in the event of there being no such officer willing and able to make the nomination or should such Body not be in existence or not be readily identifiable) by the President (or other officer endowed [missing page 32]

     (b) The fact that the entire of the demised premises may have been underlet at a rent less than the rent payable hereunder.

     (c) The goodwill which shall have attached to the demised premises by reason of the business carried on thereat.

     (d) Any works executed by and at the expense of the Tenant or any predecessor in title of the Tenant (or any party lawfully occupying the demised premises or any part thereof under the Tenant or any such predecessor) in or to or in respect of the demised premises otherwise than in pursuance of an obligation on foot of the within Lease or any agreement therefor.

2 All such arbitrations as aforesaid shall be conducted in accordance with the provisions set forth in the Arbitration Acts 1954 and 1980 or in any Act or Statutory Rule or Order extending amending modifying or replacing the same and for the time being in force.

3 If the revised rent in respect of any period ("the Current Period") shall not have been ascertained on or before the Review Date referable thereto rent shall continue to be payable up to the gale day next succeeding the ascertainment of the revised rent at the rate payable during the preceding period AND on such gale day the Tenant shall pay to the Landlord the
            ---
     appropriate instalment of the revised rent together with any shortfall between (i) rent actually paid for any part of the Current Period and (ii) rent at the rate of the revised rent attributable to the interval between that Review Date and such gale day (other than the said appropriate instalment if payable in arrear) and together further with interest on said shortfall such interest to be compounded on a day to day basis and to be assessed at such a rate as shall be equivalent to the yield (at issue and before deduction of tax if any) on the security of the Government last issued before the commencement of the Current Period (allowance having been made in the calculation of the said yield for any profit or loss which may occur on the redemption of the security). For the purpose of this paragraph the revised rent shall be deemed to have been ascertained on the date when the same shall have been agreed between the parties or as the case may be on the date of the notification to the Tenant of the award of the Arbitrator.

4 If there should be in force at the commencement or during the currency of any particular relevant period any Statute or Order (directly or indirectly) prohibiting or restricting an increase of rent in respect of the demised premises the provisions of this Schedule and of the Within Lease may nevertheless be invoked or reinvoked to determine the rent which would but for the said prohibition or restriction be payable during such relevant period but

     (if appropriate) the further implementation thereof shall be suspended in effect for such period as may be required by Law.

5 When and so often as the revised rent shall have been ascertained pursuant to the provisions herein set forth memoranda thereof shall thereupon be signed by or on behalf of the Landlord and the Tenant and shall be annexed to the within Lease and its Counterpart and the parties shall bear their own costs in relation to the preparation and completion of such memoranda.